SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT ("Agreement") is made as of January 30, 2006 (the "Effective Date"), by and between NGTV, a California corporation ("NGTV"), BBKO Corporation, a Delaware corporation ("BBKO"), formerly known as Malibu Mixers Company, a wholly owned subsidiary of Orbit Brands Corporation a/k/a Orbittravel.com a/k/a Divot Golf Corporation, a Delaware corporation currently subject to Chapter 11 bankruptcy proceedings, BBKO, LLC, a Delaware limited liability company ("BBKO, LLC"), Tri Pacific Capital Corporation, a Delaware corporation ("Tri Pacific"), Gene Simmons, an individual ("Simmons"), Richard Abramson, an individual ("Abramson"), Allan Brown, an individual ("Brown"), Joseph Cellura, an individual ("Cellura"), East West Resort Development, Inc. ("East West"), Gene Simmons Company ("GSC"), Gene Simmons LLC ("GSL"), Richard Abramson LLC ("RAL"), all of whom may hereafter be referred to as the "Parties" or individually referred to as a "Party". BBKO, Tri Pacific, and Cellura may hereafter be collectively referred to as the "BBKO Parties". NGTV, Simmons, Abramson, Brown, East West, GSC, GSL, RAL and BBKO, LLC, may hereafter be collectively referred to as the "NGTV Parties", and Simmons, Abramson, Brown, East West, GSC, GSL, RAL and BBKO, LLC, may hereafter be collectively referred to as the "Simmons Parties". All of the parties to this Agreement may hereafter be collectively referred to as "the Parties".

RECITALS

A. **WHEREAS**, a dispute has arisen in connection with BBKO's claims that it made certain loans and paid expenses totaling at least approximately $85,000 in connection with certain fundraising efforts made by Simmons, Abramson and Marco Alfonsi ("Alfonsi") on behalf of BBKO;

B. **WHEREAS**, based upon those claims, BBKO has claimed entitlement to certain compensation relating to the financing of NGTV by Capital Growth Financial based upon the fundraising efforts;

C. **WHEREAS**, one or more of the BBKO Parties have made certain further claims against one or more of the Simmons Parties arising out of alleged acts, omissions and/or alleged commitments of one or more of the Simmons Parties;

D. **WHEREAS**, NGTV disputes any obligation to pay BBKO or the BBKO Parties any funds whatsoever for any reason, including in connection with financing efforts by Simmons, Abramson and Alfonsi;

E. **WHEREAS**, the Simmons Parties dispute any obligation or liability to the BBKO Parties for any reason and claims entitlement to damages from one or more of the BBKO parties for, *inter alia*, defamation and tortious interference;

F. **WHEREAS**, the BBKO Parties dispute any obligation to and claims by the Simmons Parties;

G. **WHEREAS**, the Parties wish to settle their disputes and enter into a full and final disposition and settlement of their respective claims against each other, including any claims that may be asserted by one against the other, without admitting or acknowledging liability and for the purpose of avoiding the further costs and uncertainty of any litigation under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

1. <u>Settlement Payment</u>. NGTV shall pay BBKO the sum of $141,000 (the "Settlement Sum") by Cashier's Check or Certified Check payable to BBKO promptly upon NGTV's receipt of a fully executed copy of this Agreement (including by NGTV). The terms and conditions of this Agreement, including any releases and indemnity obligations embodied herein, shall remain enforceable and continue in full force and effect.

2. <u>General Releases</u>.

(a) Except for the rights and obligations of the Parties arising from this Agreement, each of the BBKO Parties hereby, for itself or himself, permitted successors and assigns, discharges and releases each of the NGTV Parties and their past and present officers, directors, employees, agents, attorneys, insurers, representatives, assigns, predecessors, successors and related entities and/or subsidiaries, including, but not limited to Simmons, Abramson, and Brown, and their related and/or affiliated entities, including, but not limited to BBKO LLC, East West, GSC, GSL, RAL, from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged, or arising out of any and all interaction or relationship with the BBKO Parties. The BBKO Parties agree that, with respect to the Release, each waives the provisions of Section 1542 and agrees that the Release extends to all claims of every kind, nature and description whatsoever, known or unknown, suspected or unsuspected, which such Party knows, as well as those claims that such Party does not know or suspect to exist in its favor at the time of executing this release. Section 1542 states as follows:

> "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

(b) Except for the rights and obligations of the Parties arising from this Agreement, each of the Simmons Parties hereby, for itself or himself, permitted successors and assigns, discharges and releases each of the BBKO Parties, its or his past and present officers, directors, employees, agents, attorneys, insurers, representatives, assigns, predecessors, successors, related entities, parent and/or subsidiaries, from any and all claims, damages, actions,

judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged, or arising out of any and all interaction or relationship with the Simmons Parties. The Simmons Parties agree that, with respect to the Release, each waives the provisions of Section 1542 and agrees that the Release extends to all claims of every kind, nature and description whatsoever, known or unknown, suspected or unsuspected, which such Party knows, as well as those claims that such Party does not know or suspect to exist in its favor at the time of executing this release. Section 1542 states as follows:

> "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

3. Covenant Not to Sue.

(a) Except as necessary to enforce this Agreement, the BBKO Parties covenant, represent, and warrant that they will forever refrain from instituting, pursuing or in any way aiding or assisting in the filing or prosecution of any claims released by this Agreement against the NGTV Parties, their past and present officers, directors, employees, agents, attorneys, insurers, representatives, assigns, predecessors, successors and related entities and/or subsidiaries and that this Agreement may be pleaded as a full and complete defense to any claims which may be brought by or on behalf of any of the BBKO Parties relating to any action, claim, proceeding, right or demand released by this Agreement.

(b) Except as necessary to enforce this Agreement, the Simmons Parties covenant, represent, and warrant that they will forever refrain from instituting, pursuing or in any way aiding or assisting in the filing or prosecution of any claims released by this Agreement against the BBKO Parties, their past and present officers, directors, employees, agents, attorneys, insurers, representatives, assigns, predecessors, successors, related entities, parent and/or subsidiaries and that this Agreement may be pleaded as a full and complete defense to any claims which may be brought by or on behalf of any of the Simmons Parties relating to any action, claim, proceeding, right or demand released by this Agreement.

4. Covenant Not to Hold/Transfer NGTV Stock by BBKO Parties. The BBKO Parties covenant, represent, and warrant that they will forever refrain from acquiring, obtaining, holding, conveying, selling, transferring or otherwise trading in any shares of NGTV stock. The BBKO Parties further covenant, represent, and warrant that they will forever refrain from acting as a representative or proxy for a shareholder of NGTV stock. The BBKO Parties acknowledge and agree that this covenant shall also apply to and bind any of their partners, affiliates, officers, agents, and attorneys, and all persons and entities acting under or in concert with any of the BBKO Parties. The Simmons Parties covenant, represent, and warrant that they will forever refrain from acquiring, obtaining, holding, conveying, selling, transferring or otherwise trading in any shares of Orbit stock. The Simmons Parties further covenant,

represent, and warrant that they will forever refrain from acting as a representative or proxy for a shareholder of Orbit stock. The Simmons Parties acknowledge and agree that this covenant shall also apply to and bind any of their partners, affiliates, officers, and agents.

5. Non-Publicity Obligation.

(a) The BBKO Parties on the one hand and the Simmons Parties on the other hand agree not to intentionally disclose, publish, or otherwise disseminate (or cause or permit to be disclosed, published or otherwise disseminated, whether themselves or through one or more third parties), either orally or in writing, to any third party for public consumption (e.g. press release, published interviews, public filings, periodical articles, etc.), any derogatory information, thoughts, suppositions, opinions, or other derogatory statements or comments which reference, refer to or otherwise mention the Simmons Parties (in the case of the BBKO Parties) or the BBKO Parties (in the case of the Simmons Parties) in any manner whatsoever, except for the press release attached to this Agreement or as required by law. The BBKO Parties and Simmons Parties agree that damages from the violation of this provision would be difficult to ascertain and therefore that, among other relief, injunctive relief is appropriate to enforce the terms hereof, in addition to whatever other remedies the non-breaching party would be entitled to in the event of breach.

(b) The BBKO Parties agree not to disclose, publish, or otherwise disseminate (or cause or permit to be disclosed, published or otherwise disseminated, whether themselves or through one or more third parties), either orally or in writing, to any third party for public consumption (e.g. press release, published interviews, public filings, periodical articles, etc.), any information, thoughts, suppositions, opinions, or other statements or comments which reference, refer to or otherwise mention NGTV in any manner whatsoever. The BBKO Parties agree that damages from the violation of this provision would be difficult to ascertain and therefore that, among other relief, injunctive relief is appropriate to enforce the terms hereof, in addition to whatever other remedies the non-breaching party would be entitled to in the event of breach.

6. Indemnification by the BBKO Parties.

(a) Indemnification of NGTV. The BBKO Parties agree to, and hereby shall, jointly and severally, fully indemnify, defend, save and hold NGTV harmless at all times from and against any claims against NGTV by Orbit Brands Corporation, Joseph Salvani or Marco Alfonsi, or any person or entity acting on behalf of or through Orbit Brands Corporation, Joseph Salvani, Marco Alfonsi, or BBKO, or any person or entity arising out of their investment in BBKO or Orbit Brands Corporation, including, but not limited to, Tommy Gallagher, Larry Zalk, Sam Picardi, Anthony Cicileo, David Baker, Dominick G. Durante, James DiBella, Richard Harold and/or Kenneth Orr (the "New York Investors"). The BBKO Parties further agree to, and hereby shall, fully indemnify, defend, save and hold NGTV harmless at all times from and against any claims against NGTV arising out of, resulting from or in connection with: (A) any untruth or inaccuracy in any representation by the BBKO Parties hereunder; (B) any requirement of the BBKO Parties to indemnify which is expressly set forth in any provision contained herein; and/or (C) any breach of any warranty, condition, covenant or agreement of the BBKO Parties set forth in this Agreement.

(b) Indemnification of Simmons Parties. The BBKO Parties agree to, and hereby shall, jointly and severally, fully indemnify, defend, save and hold the Simmons Parties (except for Abramson, East West and RAL) harmless at all times from and against any claims against one or more of the Simmons Parties (except for Abramson, East West and RAL) by Orbit Brands Corporation, Joseph Salvani or Marco Alfonsi, or any person or entity acting on behalf of or through Orbit Brands Corporation, Joseph Salvani, Marco Alfonsi or BBKO, or any person or entity arising out of their investment in BBKO or Orbit Brands Corporation, including, but not limited to, the New York Investors. The BBKO Parties agree to, and hereby shall, jointly and severally, fully indemnify, defend, save and hold Abramson, East West and RAL harmless at all times from and against any claims against Abramson and/or East West and/or RAL by Orbit Brands Corporation, Joseph Salvani or Marco Alfonsi, or any person or entity acting on behalf of or through Orbit Brands Corporation, Joseph Salvani, Marco Alfonsi or BBKO, or any of the following persons or entity arising out of their investment in BBKO or Orbit Brands Corporation: Larry Zalk, Sam Picardi and Anthony Cicileo. BBKO and Tri Pacific further agree to indemnify, defend, save and hold Abramson, East West and RAL harmless at all times from and against any claims against Abramson, East West and/or RAL by any of the New York Investors, including, but not limited to, those named in the preceding sentence, arising out of their investment in BBKO or Orbit Brands Corporation. The BBKO Parties further agree to, and hereby shall, fully indemnify, defend, save and hold the Simmons Parties harmless at all times from and against any claims against one or more of the Simmons Parties arising out of, resulting from or in connection with: (A) any untruth or inaccuracy in any representation by the BBKO Parties hereunder; (B) any requirement of the BBKO Parties to indemnify which is expressly set forth in any provision contained herein; and/or (C) any breach of any warranty, condition, covenant or agreement of the BBKO Parties set forth in this Agreement.

7. Covenants of BBKO Parties and Cellura. The BBKO Parties hereby represent, warrant and covenant that each, severally and not jointly, has no knowledge of any claim or potential claim against the NGTV Parties by Orbit Brands Corporation or any of its subsidiaries (other than the claims of BBKO released herein). Cellura further represents, warrants and covenants that he is the Chairman and CEO of Orbit Brands Corporation and will add a notation to the Chapter 11 Disclosure Statement to the effect that Orbit Brands Corporation disavows any claim against any of the NGTV Parties, and references settlement of claims of its subsidiary, BBKO, against the NGTV Parties. Furthermore, BBKO will promptly amend its charter to change its name to a name unrelated to BBKO or NGTV, or the Simmons Parties, at the expense of the Simmons Parties (limited to $800). Orbit will further amend its Chapter 11 Disclosure Statement to reflect the rescission of the license agreement with BBKO LLC, the unwinding of the BBKO business plan, and the change of name of BBKO. BBKO further represents and warrants that Simmons, Abramson and Brown are not officers, directors, employees or consultants of BBKO, and to the extent Simmons or Abramson were co-managing directors of BBKO, they have resigned such position and BBKO has accepted such resignation as if they never held such position.

8. BBKO, LLC License Agreement. The BBKO Parties and Simmons Parties agree that the purported License Agreement between BBKO, LLC and BBKO, dated September 1, 2005, is hereby rescinded, *ab initio*, as if it was never executed. The Simmons Parties thus waive and release any claims against Orbit Brands Corporation arising out of said

License Agreement, including, but not limited to, the issuance to one or more of the Simmons Parties of stock of Orbit Brands Corporation. BBKO further agrees to offer up to 85,000,000 shares of stock of Orbit Brands Corporation to the New York Investors (as defined in Paragraph 6, *supra*) in order to settle any such claims they might present in the future, and in connection with any such settlement, will require full general releases of the Simmons Parties and their affiliated entities. Such offer by BBKO shall include 15 million Orbit shares in the case of Larry Zalk, 10 million Orbit shares in the case of each of Anthony Ciccleo, Dominick Durante, James DiBello, and Richard Harold, and 12 million Orbit shares in the case of Sam Picardi, with the balance of such 85 million shares to be offered to the other New York Investors in such proportions as are reasonably acceptable to Abramson.

9. Representation of Authority. Each individual executing this Agreement on behalf of any Party expressly represents and warrants that he/it has authority to execute and thereby bind the Party on behalf of which he/it executes this Agreement to the terms of this Agreement and agrees to indemnify and hold harmless each other Party from any claim that such authority did not exist.

10. Headings. The headings included in this Agreement are for convenience only and do not limit, alter, or affect the matters contained in this Agreement.

11. Waiver. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on subsequent occasion unless clear and express notice thereof in writing is provided.

12. Advice of Counsel. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement. Specifically, the Parties acknowledge that Richardson & Patel LLP represented the interests of NGTV only. William Randolph represented the interests of Simmons, Gene Simmons Company, Gene Simmons LLC, Abramson, Richard Abramson LLC, and BBKO LLC only. Bruce Bailey represented the interests of Brown only. Paul Beck represented the interests of Orbit Brands Corporation, BBKO, and Cellura. The remaining parties had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement prior to signing.

13. Costs. The Parties to this Agreement agree to bear their own costs and attorneys' fees in connection with the dispute.

14. No Liability. The Parties execute this Agreement for the sole purpose of settling the matters involved in the dispute, and it is expressly understood and agreed, as a condition hereof, that this Agreement should not constitute nor be construed to be an admission of the truth or correctness of any claim asserted.

15. Warranties. The Parties, and each of them, represent and warrant to the other Parties that (i) they, and each of them, have the sole right and exclusive authority to execute this Agreement; and (ii) they have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation, damage or liability covered in this Agreement.

16. Applicable Law; Forum Selection; Waiver of Jury Trial. This Agreement shall be construed according to the laws of the State of California in effect as of the date of execution. The Parties acknowledge and agree that, should any action be brought by either party in connection with this Agreement or the relationship between the Parties, such action must be brought in the County of Los Angeles, State of California. All Parties agrees to submit to the exercise of jurisdiction over it by the Superior Courts of the State of California and the District Court for the Central District of the State of California in connection therewith. All Parties further hereby waive the right to trial by jury, and expressly agree and acknowledge that any litigation regarding the matters referenced in this Agreement shall be heard before a court of competent jurisdiction without a jury, and the judge shall be the sole determiner of fact in the matter.

17. Entire Agreement. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. No conditions precedent to the effectiveness of this Agreement exists, other than as expressly provided for herein. There are no oral or written collateral agreements. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

18. Counterparts. This Agreement may be executed in one or more counterparts, all of which together constitute one single document.

19. Telefacsimile Signatures. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original wet inked document.

20. Date of Execution. The Parties execute this Agreement on the date set forth below effective as of the date executed.

SO AGREED:

Date: 1/28/04

BBKO CORPORATION

By: [signature]
Joseph Cellura, Chairman/CEO

BBKO LLC

Date: ____________________ By______________________________
Richard Abramson, Managing Member

NGTV

Date: ____________________ By______________________________
Allan Brown, CEO

By______________________________
Jay Vir, Co-President

GENE SIMMONS

Date: ____________________ ______________________________
Individually, and on behalf of Gene Simmons Company and Gene Simmons LLC

RICHARD ABRAMSON

Date: ____________________ ______________________________
Individually, and on behalf of East West Resort Development, Inc. and Richard Abramson LLC

ALLAN BROWN

Date: ____________________ ______________________________

JOSEPH CELLURA

Date: ____________________ ______________________________
Individually, and on behalf of Tri-Pacific Capital Corporation

BBKO LLC

Date: ________ By________________________
Richard Abramson, Managing Member

NCTV

Date: JAN 28 2006 By________________________
Allan Brown, CEO

By________________________
Jay Vu, Co-President

GENE SIMMONS

Date: ________________________
Individually, and on behalf of Gene Simmons Company and Gene Simmons LLC

RICHARD ABRAMSON

Date: ________________________
Individually, and on behalf of East West Resort Development, Inc. and Richard Abramson LLC

ALLAN BROWN

Date: JAN 28 2006 ________________________

JOSEPH CELLURA

Date: ________________________
Individually, and on behalf of Tri-Pacific Capital Corporation

(settlement between N.C.T.V. & BBKO LLC) AB

BBKO LLC

Date: ______________ By______________________
Richard Abramson, Managing Member

NGTV

Date: ______________ By______________________
Allan Brown, CEO

By______________________
Jay Vir, Co-President

GENE SIMMONS

Date: ______________ ______________________
Individually, and on behalf of Gene Simmons Company and Gene Simmons LLC

RICHARD ABRAMSON

Date: ______________ ______________________
Individually, and on behalf of East West Resort Development, Inc. and Richard Abramson LLC

ALLAN BROWN

Date: ______________ ______________________

JOSEPH CELLURA

Date: ______________ ______________________
Individually, and on behalf of Tri-Pacific Capital Corporation

BBKO LLC

Date: ____________________

By______ ____________
Richard Abramson, Managing Member

NGTV

Date: ____________________

By________________________________
Allan Brown, CEO

By________________________________
Jay Vir, Co-President

GENE SIMMONS

Date: ____________________

____
Individually, and on behalf of Gene Simmons Company and Gene Simmons LLC

RICHARD ABRAMSON

Date: ____________________

____
Individually, and on behalf of East West Resort Development, Inc. and Richard Abramson LLC

ALLAN BROWN

Date: ____________________

____

JOSEPH CELLURA

Date: 1/28/06

____
Individually, and on behalf of Tri-Pacific Capital Corporation